SUPPLEMENT DATED JULY 1, 2003 TO THE
                                                                     VINTAGELIFE
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the VintageLife prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE JULY 1, 2003, the Putnam Diversified Income Portfolio changed its name to the Pioneer Strategic Income Portfolio. Therefore, all references to the "Putnam Diversified Income Portfolio" are replaced with "Pioneer Strategic Income Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Variable Funding Options" is revised as follows:

TRAVELERS SERIES FUND INC.
   Pioneer Strategic Income        Seeks high current income. The         TIA
     Portfolio                     Fund normally invests in the debt      Subadviser: Pioneer
                                   securities of a broad range of         Investment Management, Inc.
                                   issuers and segments of the debt
                                   securities market.

EFFECTIVE JULY 1, 2003, the Smith Barney Large Cap Value Portfolio changed its investment objective; therefore the table in "The Variable Funding Options" is revised as follows:

TRAVELERS SERIES FUND INC.
   Smith Barney Large Cap Value    Seeks long-term growth of               SBFM
     Portfolio                     capital. Current income is a
                                   secondary objective. The Fund normally
                                   invests in equities, or similar
                                   securities, of companies with large
                                   market capitalizations.

July 1, 2003                                                             L-23007